

Exhibit 99.1
Success on the River
First NBC Bank Holding Company
2014 Annual Shareholders' Meeting
May 22, 2014

Forward Looking Statements

Statements contained in this presentation that are not historical facts, including statements accompanied by words such as "will," "believe," "anticipate," "expect," "estimate," "preliminary," or similar words, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's estimates, assumptions, and projections as of the date of the presentation and are not guarantees of future performance. Actual results may differ materially from the results expressed or implied by these forward-looking statements as the result of risks, uncertainties and other factors, including, but are not limited to, those discussed in the company's periodic reports and filings with the Securities and Exchange Commission (SEC). Copies of the company's SEC filings may be downloaded from the Internet at no charge from www.sec.gov or ir.firstnbcbank.com/sec.cfm. First NBC Bank Holding Company cautions you not to place undue reliance on the forward-looking statements contained in this presentation, which the company undertakes no obligation to update or revise to reflect future events, information or circumstances arising after the date of this presentation.

Market data used in this presentation has been obtained from independent industry sources and publications as well as from research reports prepared for other purposes. Industry publications and surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. The company has not independently verified the data obtained from these sources. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this presentation.

Current Economic Environment

National Economy Status

- Slow recovery from recession
- Major overhangs remain
  - Unemployment
  - Big banks still frozen
  - Credit availability
- Federal budget/Debt crisis
- Extremely low rate environment
- Low inflation

Current Economic Environment

- **Local Economy**
  - Contrarian as usual
  - Local economic status
    - Recovery spending (winding down)
      - Flood prevention
      - Drainage upgrading
      - School rebuilding
      - Sewerage and water repairs
      - Housing rebuilding
      - Tax credit projects

Current Economic Environment

First NBC
Member FDIC

- BP effect – approximately $15-20B in settlement claims
- Continued recovery spending
- Continued tax credit projects
- Strong tourism expansion
- Expansion of oil support services
  - High oil prices
  - Abandonment activity
  - Expanded exploration permits

Current Economic Environment

First NBC Member FDIC

- Chemical corridor expansion
  - Haynesville shale
  - Low natural gas prices
  - $100B investments
- Major airport renovation
- Medical corridor expansion
- Isaac impact

Current Economic Environment

- **New Orleans' New Status**
  - Education reform
  - Brain gain
  - New infrastructure
  - Strong flood protection
  - Strong economy
- **Attractive for new business**
  - Out of market investment
  - New company creation
  - Immigration of businesses

Current Economic Environment

First NBC Member FDIC

Local Banking Marketplace

- Strong loan demand
- National banks not active
  - Deposit rates below 50 basis points
  - Turndowns for existing customers
- Number of local banks suffering
  - High nonperforming assets
  - Regulatory focus on real estate
  - Inadequate reserves
  - Significant merger activities
- Economy providing financing needs
- Significant customer turmoil
- Great customer capture opportunity

Major M&A Activity

- **Transactions over Past Two Years**
  - Whitney/Hancock
  - Omni/Iberia
  - Guaranty Savings/Home Savings
  - Statewide/Home Savings
- **Impact**
  - Customer disruption
  - % Market share changes hands
  - Major opportunities for us
    - Customer acquisition
    - Personnel acquisition

First NBC Bank Holding Company
Strategic Direction

- Relationship banking
- Personal service
- Competitive product set
- Outstanding asset quality
- Key target niches
  - Small business
  - Private banking
  - Real estate entrepreneurs
  - Labor unions
  - African American community
  - Indian community

First NBC Bank Holding Company

First NBC Member FDIC

- **Key Initiatives**
  - Share of wallet expansion
  - Holding Company anticipates applying for financial holding company status
  - Continued north-shore Expansion
  - SBA and USDA lending penetration
  - Trust opportunity
  - Outstanding CRA activities
  - Allocation of New Market Tax Credits

First NBC Bank Holding Company

First NBC Member FDIC

- Accomplishments - 2013
  - Assets of $3.3 billion
  - Net Income of $40.9 million
  - Asset Growth of 23.1%
  - Profit Growth of 38.9%
  - Basic Earnings per Share Growth of 16.7%

First NBC Bank Holding Company

Asset Quality – December 31, 2013

First NBC
Member FDIC

30-89 Days Past Due/Total Loans


0.59%
0.22%
First NBC
Peers

17th percentile

Nonaccrual/ Total Loans


1.05%
0.63%
First NBC
Peers

28th percentile

Gross Charge-Offs/Avg Total Loans


0.44%
0.23%
First NBC
Peers

25th percentile

ALL to Net Charge-Offs


8.83%
6.93%
First NBC
Peers

64th percentile

ALL to Nonaccrual


1.95%
1.68%
First NBC
Peers

66th percentile

Note: Peer groups include all insured commercial banks having assets > $3 billion
Source: FFIEC 12/31/13 Uniform Bank Performance Report

First NBC Bank

Southshore Branch Performance

	2013 Deposits*	Number of Accounts	2012 Deposits*	Number of Accounts
Main Office	$707 million	4,614	$551 million	4,352
Veterans	$312 million	4,625	$290 million	4,796
Elmwood	$226 million	3,039	$194 million	3,056
Transcontinental	$206 million	3,259	$169 million	2,922
Kenner	$190 million	2,206	$142 million	2,143
Terrytown	$186 million	4,319	$163 million	4,408
Harrison	$152 million	2,534	$138 million	2,542
General DeGaulle	$ 48 million	1,456	$ 35 million	1,452
Manhattan	$ 41 million	967	$ 25 million	717
Carondelet	$ 34 million	1,266	$ 34 million	1,371
Lapalco	$ 31 million	1,555	$ 25 million	1,572
St. Charles	$ 30 million	710	$ 22 million	611
4 other branches	$ 37 million	1,974	$ 25 million	1,700
Totals Southshore	$2.2 billion	32,524	$1.8 billion	31,642

*12/31/13 deposits compared to 12/31/12 deposits

First NBC Bank
Northshore Branch Performance

	2013 Deposits*	Number of Accounts	2012 Deposits*	Number of Accounts
Mandeville	$ 78 million	1,789	$ 56 million	1,691
Amite	$ 73 million	2,934	$ 76 million	1,723
Pontchartrain	$ 67 million	2,355	$ 47 million	3,316
Gause East	$ 65 million	2,362	$ 51 million	2,442
SW Railroad	$ 64 million	3,264	$ 57 million	1,400
Lacombe	$ 50 million	876	$ 46 million	879
Covington	$ 45 million	1,095	$ 26 million	937
Denham Springs	$ 39 million	1,010	$ 25 million	434
Bogalusa	$ 34 million	1,457	$ 23 million	2,463
Gause West	$ 28 million	2,297	$ 25 million	1,074
Ponchatoula	$ 26 million	1,689	$ 21 million	952
Kentwood	$ 25 million	1,939	$ 18 million	1,950
4 other branches	$ 51 million	3,035	$ 39 million	4,190
Total Northshore	$645 million	26,102	$510 million	23,451

*12/31/13 deposits compared to 12/31/12 deposits

First NBC Bank Holding Company

- **Permanent Facilities Added in 2013**
  - Lapalco (Relocation)
  - Pearl River (Relocation)
  - General DeGualle (Permanent facility)
  - Poydras
  - Amite (New building)

First NBC Bank Holding Company

Outlook for the Future

- Internal growth
  - Northshore focused
- De novo entry
  - Baton Rouge
  - Lafayette
  - Terrebonne/Lafourche
  - River Parishes

First NBC Bank Historical Performance



Total Deposits
Millions
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
May-06
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13

First NBC Bank
Historical Performance


Total Loans*
Millions
$2,500
$2,000
$1,500
$1,000
$500
$-
May-06
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13

*Total loans net of allowance for loan losses

First NBC Bank
Historical Performance



Total Assets
Millions
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
May-06
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13

First NBC Bank Historical Performance



Net Income
Millions
$45
$40
$35
$30
$25
$20
$15
$10
$5
$-
2007
2008
2009
2010
2011
2012
2013

First NBC Bank Holding Company

Financial Performance

March 31, 2014

December 31, 2013

FIRST NBC BANK HOLDING COMPANY
CONSOLIDATED BALANCE SHEETS

(In thousands)	(Unaudited) March 31, 2014	December 31, 2013
Assets		
Cash and due from banks	$ 57,417	$ 28,140
Short-term investments	63,872	3,502
Investment in short-term receivables	237,656	246,817
Investment securities available for sale, at fair value	271,166	277,719
Investment securities held to maturity	94,167	94,904
Mortgage loans held for sale	5,328	6,577
Loans, net of allowance for loan losses of $34,465 and $32,143, respectively	2,436,498	2,325,634
Bank premises and equipment, net	51,981	51,174
Accrued interest receivable	11,152	10,994
Goodwill and other intangible assets	8,283	8,433
Investment in real estate properties	10,838	10,147
Investment in tax credit entities	121,389	117,684
Cash surrender value of bank-owned life insurance	26,345	26,187
Other real estate	4,060	3,733
Deferred tax asset	56,297	51,191
Other assets	25,843	23,781
Total assets	$ 3,482,292	$ 3,286,617

FIRST NBC BANK HOLDING COMPANY
CONSOLIDATED BALANCE SHEETS

(In thousands)	(Unaudited) March 31, 2014	December 31, 2013
Liabilities and equity		
Deposits:		
Noninterest-bearing	$ 330,395	$ 291,080
Interest-bearing	2,559,041	2,439,727
Total deposits	2,889,436	2,730,807
Short-term borrowings	—	8,425
Repurchase agreements	106,806	75,957
Long-term borrowings	55,110	55,110
Accrued interest payable	6,777	6,682
Other liabilities	28,774	27,777
Total liabilities	3,086,903	2,904,758
Shareholders' equity:		
Preferred stock		
Convertible preferred stock Series C – no par value; 1,680,219 shares authorized; 364,983 shares issued and outstanding at March 31, 2014 and December 31, 2013	4,471	4,471
Preferred stock Series D – no par value; 37,935 shares authorized, issued and outstanding at March 31, 2014 and December 31, 2013	37,935	37,935
Common stock- par value $1 per share; 100,000,000 shares authorized; 18,521,831 shares issued and outstanding at March 31, 2014 and 18,514,271 shares issued and outstanding at December 31, 2013	18,522	18,514
Additional paid-in capital	237,521	237,063
Accumulated earnings	113,122	100,389
Accumulated other comprehensive loss, net	(16,184)	(16,515)
Total shareholders' equity	395,387	381,857
Noncontrolling interest	2	2
Total equity	395,389	381,859
Total liabilities and equity	$ 3,482,292	$ 3,286,617

FIRST NBC BANK HOLDING COMPANY
CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

(In thousands, except per share data)	For the Three Months Ended March 31, 2014	2013
Interest income:		
Loans, including fees	$ 31,099	$ 26,195
Investment securities	2,352	1,631
Investment in short-term receivables	1,695	737
Short-term investments	15	17
	35,161	28,580
Interest expense:		
Deposits	9,659	8,193
Borrowings and securities sold under repurchase agreements	654	700
	10,313	8,893
Net interest income	24,848	19,687
Provision for loan losses	3,000	2,600
Net interest income after provision for loan losses	21,848	17,087
Noninterest income:		
Service charges on deposit accounts	559	498
Investment securities gain, net	—	306
Gain on assests sold, net	75	163
Gain on sale of loans, net	—	223
Cash surrender value income on bank-owned life insurance	159	178
Income from sales of state tax credits	1,033	455
Community Development Entity fees earned	679	353
ATM fee income	473	439
Other	381	212
	3,359	2,827

FIRST NBC BANK HOLDING COMPANY
CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

(In thousands, except per share data)	For the Three Months Ended March 31, 2014	For the Three Months Ended March 31, 2013
Noninterest expense:		
Salaries and employee benefits	5,397	5,607
Occupancy and equipment expenses	2,584	2,529
Professional fees	1,899	1,416
Taxes, licenses and FDIC assessments	1,199	1,058
Tax credit investment amortization	2,827	1,788
Write-down of foreclosed assets	166	51
Data processing	1,098	1,048
Advertising and marketing	578	457
Other	1,589	1,689
	17,337	15,643
Income before income taxes	7,870	4,271
Income tax (benefit) expense	(4,958)	(4,013)
Net income	12,828	8,284
Less net income attributable to noncontrolling interests	—	—
Net income attributable to Company	12,828	8,284
Less preferred stock dividends	(95)	(95)
Less earnings allocated to participating securities	(246)	(538)
Income available to common shareholders	$ 12,487	$ 7,651
Earnings per common share – basic	$ 0.68	$ 0.59
Earnings per common share – diluted	$ 0.66	$ 0.58

First NBC Bank Holding Company

The management and staff of First NBC Bank Holding Company thank you for your continued support.